                                                                            Exhibit 10.04

                                    AMENDMENT NO. 3 TO THE
                               POOLING AND SERVICING AGREEMENT

               THIS  AMENDMENT  NO. 3 (this  "Amendment")  is made as of July 17, 1998, by and among Navistar Financial Securities  Corporation,  a Delaware corporation  ("NFSC"),  Navistar
Financial  Corporation,  a Delaware  corporation  ("NFC"), and The Bank of New York, as Master
Trust Trustee (the "Master Trust Trustee").

               NFSC, as Seller, NFC, as Servicer,  The Chase Manhattan Bank (formerly known as
Chemical Bank),  as 1990 Trust Trustee,  and the Master Trust Trustee are parties to a Pooling and Servicing  Agreement,  dated as of June 8, 1995,  and amended by Amendment No. 1, dated as of September 12, 1995 and by Amendment No. 2,  dated March 27, 1996 (as amended,  the "Pooling and  Servicing  Agreement").  In  order to (i)  include  within  the  definition  of  Eligible
Investments  certain  additional  investments  and (ii) change the  concentration  of Eligible
Investments  allowed in the Series Principal Account,  Excess Funding Account,  Negative Carry
Account and the  Liquidity  Reserve  Account,  the Seller,  the  Servicer and the Master Trust
Trustee  have  agreed to amend the  Pooling and  Servicing  Agreement  in the manner set forth herein.  Capitalized  terms used herein but not otherwise  defined have the meanings set forth in the Pooling and Servicing Agreement.

               1.     Amendment to Section 1.01.   The  definition  of "Eligible  Investments"
in Section 1.01 of the Pooling and Servicing  Agreement is hereby  deleted in its entirety and replaced with the following:

               "Eligible Investments" shall mean

        (a)    book-entry  securities,  negotiable  instruments  or securities  represented by instruments  in bearer or registered  form having  (except in the case of clauses (iv)
        or (vii) below) remaining  maturities  occurring not later than the Distribution  Date next succeeding the Master Trust Trustee's  acquisition  thereof,  except as otherwise described herein or the related Supplement, that evidence:

                      (i)    direct  obligations  of, and obligations  fully  guaranteed as to timely payment by, the United States of America;

                      (ii)   demand  deposits,  time deposits or  certificates  of deposit of, or bankers'  acceptances issued by, any depository  institution or trust company  incorporated  under the laws of the United States of America or any  state  thereof  (or any  domestic  branch  of a  foreign  bank) and subject to  supervision  and  examination by federal or state banking or depository institution authorities;  provided, however, that at the time of the Master  Trust's  investment or  contractual  commitment to invest therein,  the  commercial  paper  or  other  short-term  unsecured  debt obligations  (other than such  obligations  the rating of which is based on  the  credit  of a  person  or  entity  other  than  such  depository institution  or trust company) of such  depository  institution or trust
                      company   shall  have  a  credit  rating  not  lower  than  the  highest investment  category for short term unsecured debt  obligations  granted by the applicable  Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates;

                      (iii)  commercial  paper  having,  at the  time  of the  Master  Trust's investment or  contractual  commitment to invest  therein,  a rating not lower than the  highest  investment  category  for short term  unsecured debt  obligations  granted by the  applicable  Rating  Agency  from each
                      Rating Agency then Rating the affected Series of Investor Certificates;

                      (iv)   except during an Investment  Period,  investments in money market funds or common  trust funds  having a rating not lower than the highest investment  category for short term unsecured debt  obligations  granted by the applicable  Rating Agency from each Rating Agency then Rating the affected  Series of  Investor  Certificates  or  otherwise  approved  in writing by each of such Rating Agencies  (including  funds for which the
                      Master  Trust  Trustee  or the  1990  Trust  Trustee  or  any  of  their respective  affiliates is investment manager or advisor, so long as such fund shall have such rating);

                      (v)    repurchase  obligations  (x) with respect to any security that is a direct  obligation  of, or fully  guaranteed  by, the United States of
                      America or any agency or  instrumentality  thereof  the  obligations  of which are backed by the full  faith and  credit of the United  States of
                      America,  in either case, entered into with a depository  institution or trust company (acting as principal)  described in clause (ii) or (y) the counterparty  for  which  has  a  rating  not  lower  than  the  highest investment  category for short term unsecured debt  obligations  granted by the applicable  Rating Agency from each Rating Agency then Rating the affected  Series of Investor  Certificates,  the collateral for which is held by a custodial  bank for the benefit of the Trust or the  Indenture
                      Trustee,  is marked to market daily and is  maintained in an amount that exceeds the amounts of such  repurchase  obligation,  and which required liquidation  of the  collateral  immediately  upon  the  amount  of such collateral  being  less than the  amount of such  repurchase  obligation
                      (unless  the   counterparty   immediately   satisfies   the   repurchase
                      obligation upon being notified of such shortfall); or

                      (vi)  commercial  paper  master  notes where the issuer has, at the time of the Master  Trust's  investment or  contractual  commitment to invest therein,  a rating not lower than the highest  investment  category  for short term unsecured debt obligations  granted by the applicable  Rating
                      Agency  from each  Rating  Agency  then  Rating the  affected  Series of
                      Investor Certificates; or

                      (vii) with respect to the Excess Funding Account only,  obligations of a trust  (the  assets of which  consist  solely of  Investor  Certificates
                      issued  by  the  Master  Trust  and  of  one  or  more   liquidity  swap
                      arrangements for the benefit of investors in such trust) having,  at the time of the Master  Trust's  investment  or  contractual  commitment  to invest therein,  a rating not lower than the highest rating category for short term unsecured debt obligations  granted by the applicable  Rating
                      Agency  from each  Rating  Agency  then  Rating the  affected  Series of
                      Investor Certificates; and

               (b) any other  investment  consisting  of a  financial  asset that by its terms converts  to cash  within a finite  period of time,  provided  that the  Rating
               Agency Condition is satisfied.

               Unless the Rating Agency Condition is satisfied,  Eligible Investments of funds in the Series Principal Account,  Excess Funding Account,  Negative Carry Reserve Fund and the
Liquidity  Reserve Account will be subject to the following  additional  restrictions:  (x) no more than the greater of (A) $1,000,000 and (B) 20% of the aggregate  Eligible  Investments in all such accounts  collectively  shall be  obligations  of or investments in any single issuer
(except  that  such 20%  limitation  shall  not  apply  to  Eligible  Investments  of the type specified  in  clause  (a)(i)  or,  with  respect  to the  Excess  Funding  Account,  Eligible
Investments  of the type  specified in clauses  (a)(iv) or  (a)(vii));  and (y) each  Eligible
Investment  shall be denominated  and be payable solely in U.S.  dollars,  shall bear interest at a  specified  rate that is, or is based  upon,  LIBOR or a  commercial  paper  rate,  shall entitle  the holder to a fixed  principal  amount at  maturity  and shall have a yield that is not inversely or disproportionately affected by changes in interest rates.

               2.     Amendment  to  Section  4.02.  Clause  (b)(ii)  of  Section  4.02 of the
Pooling and Servicing Agreement is deleted in its entirety and replaced with the following:

                      "(ii)  Funds on deposit in the Excess Funding  Account  overnight or for a longer  period shall at all times be invested by the Master Trust  Trustee in
               Eligible  Investments at the direction of the Servicer or its agent, subject to the  restrictions  set forth  below and in Section  4.06.  Except as  otherwise permitted  by the Rating  Agencies  then rating the Investor  Certificates  and except for Eligible  Investments  of the type  specified in clause (vii) of the definition  of Eligible  Investments,  any Eligible  Investments  with a stated
               maturity  shall mature no later than the following  Transfer Date. Net interest and  earnings  (less  investment  expenses)  on funds on  deposit in the Excess
               Funding Account shall be included in the  calculation of Investment  Income for the relevant Due Period."

               3.     Miscellaneous.  This  Amendment  shall be construed in  accordance  with the  internal  laws of the  State  of  Illinois,  without  reference  to its  conflict  of law provisions,  except that the  obligations,  rights and  remedies of the Master  Trust  Trustee shall be  determined in  accordance  with the internal laws of the State of New York,  without regard  to  conflict  of law  provisions.  This  Amendment  may  be  executed  in two or  more counterparts,  each of which shall be an original,  but all of which  together  constitute one
and  the  same   instrument.   The  provisions  of  this  Amendment  shall  be  deemed  to  be incorporated  in, and made a part of, the Pooling  and  Servicing  Agreement;  and the Pooling
and Servicing Agreement,  as amended by this Amendment,  shall be read, taken and construed as one and the same  instrument.  Promptly  after the  execution  of this  Amendment  the  Master
Trust Trustee shall furnish  written  notification  of the substance of this Amendment to each
Investor Certificateholder.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment No. 3 to the Pooling and
Servicing  Agreement  to be duly  executed by their  respective  officers as of the date first written above.

                                            NAVISTAR FINANCIAL SECURITIES CORPORATION
                                                   as Seller

                                            By:  ______________________________________

                                            Its: ______________________________________

                                            NAVISTAR FINANCIAL CORPORATION
                                                   as Servicer

                                            By:  ______________________________________

                                            Its: ______________________________________

                                            THE BANK OF NEW YORK
                                                   as Master Trust Trustee

                                            By:  ______________________________________

                                            Its: ______________________________________